SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2008
___________

Dayton Superior Corporation
(Exact Name of Registrant as Specified in Charter)
___________

Delaware	1-11781	31-0676346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7777 Washington Village Drive, Dayton, Ohio	45459
(Address of Principal Executive Offices)	(Zip Code)

937-428-6360
Registrant’s telephone number including area code

Not applicable
(Former Address, If Changed Since Last Report)
___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 3, 2008, Dayton Superior Corporation (the "Company") entered into a $150 million revolving credit facility (the "Revolver") pursuant to a Revolving Credit Agreement with General Electric Capital Corporation ("GE Capital") and the lenders and the letter of credit issuers party thereto (the "Revolving Credit Agreement"). The Revolver refinanced the Company’s existing $130 million senior secured revolving credit facility. The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is attached to this Report as Exhibit 10.1 and is incorporated herein by reference.

On March 3, 2008, the Company entered into a $100 million term loan (the "Term Loan" and, together with the Revolver, the "New Credit Facilities") pursuant to a Term Loan Credit Agreement with GE Capital and the lenders party thereto (the "Term Loan Credit Agreement"). The foregoing description of the Term Loan Credit Agreement is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is attached to this Report as Exhibit 10.2 and is incorporated herein by reference.

On March 3, 2008, the Company issued a press release announcing the entrance into the New Credit Facilities, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

The disclosure set forth under Item 1.01 above is incorporated herein by reference. Simultaneously with the execution of the above-referenced Revolving Credit Agreement and Term Loan Credit Agreement, the Company terminated its existing $130 million senior secured revolving credit facility. The existing $130 million senior secured revolving credit facility was entered into by the Company on January 30, 2004, by and among the Company, the other persons designated as Credit Parties, GE Capital, as Agent, L/C Issuer and a Lender, the other Lenders and GECC Capital Markets Group, Inc., as Lead Arranger.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.  The following are furnished as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-K:

10.1	Revolving Credit Agreement, dated as of March 3, 2008, among Dayton Superior Corporation, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.
10.2	Term Loan Credit Agreement, dated as of March 3, 2008, among Dayton Superior Corporation, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.
99.1	Press Release dated March 3, 2008.
2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 7, 2008

DAYTON SUPERIOR CORPORATION

		By:	/s/ Edward J. Puisis
			Name:	Edward J. Puisis
			Title:	Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description
10.1

Revolving Credit Agreement, dated as of March 3, 2008, among Dayton Superior Corporation, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.

10.2

Term Loan Credit Agreement, dated as of March 3, 2008, among Dayton Superior Corporation, the Lenders party thereto and General Electric Capital Corporation, as Administrative Agent and Collateral Agent.

99.1	Press Release dated March 3, 2008.

4